Note 4 - Commitments	12 Months Ended
Dec. 31, 2011
Commitments Disclosure [Text Block]
4.           Commitments

Lease Agreements

We lease approximately 8,400 square feet of office and laboratory space located in Smyrna, Georgia (metropolitan Atlanta). Rent expense for the years ended December 31, 2011, 2010 and 2009 was $119,255, $118,988, and $63,350, respectively.  Future minimum lease payments pursuant to the 62 month lease total $121,560 in 2012, $125,180 in 2013 and $128,920 in 2014.

Other Commitments

In the normal course of business, we may enter into various firm purchase commitments related to production and testing of our vaccine material, conduct of clinical trials, and other research-related activities. As of December 31, 2011, we had approximately $478,000 of unrecorded outstanding purchase commitments to our vendors and subcontractors, of which we expect approximately $445,000 in 2012 and $33,000 in 2013.